Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2005.

/s/ Michael G. Browning
Michael G. Browning

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 25th day of February, 2005.

/s/ Phillip R. Cox
Phillip R. Cox

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2005.

/s/ George C. Juilfs
George C. Juilfs

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2005.

/s/ Thomas E. Petry
Thomas E. Petry

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2005.

/s/ Mary L. Schapiro
Mary L. Schapiro

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 19th day of February, 2005.

/s/ John J. Schiff, Jr.
John J. Schiff, Jr.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 25th day of February, 2005.

/s/ Philip R. Sharp
Philip R. Sharp

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Cinergy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 25th day of February, 2005.

/s/ Dudley S. Taft
Dudley S. Taft

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of PSI Energy, Inc., the PSI Energy, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2005.

/s/ Kay E. Pashos
Kay E. Pashos

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and James L. Turner, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of The Cincinnati Gas & Electric Company and The Union Light, Heat and Power Company, the Annual Report on Form 10-K for each corporation for the fiscal year ended December 31, 2004, and to file the signed Form 10-K with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2005.

/s/ Michael J. Cyrus
Michael J. Cyrus